Filed pursuant to Rule 497
Registration Statement Nos. 333-145064

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

TIAA-CREF LIFE INSURANCE COMPANY

PROSPECTUS SUPPLEMENT NUMBER (1)

dated May 5, 2020 to the:

Intelligent Variable Annuity® Prospectus

dated May 1, 2020

This supplement amends a certain disclosure in the above-referenced prospectus for the Contract with the same name. All other provisions of your Contract remain as stated in your Contract and prospectus, as previously amended. Please keep this supplement with your prospectus for future reference.

The Annual Portfolio Operating Expenses table is updated as follows to reflect changes in the expenses for these 2 Neuberger Berman portfolios effective May 1, 2020.

Portfolio	Management Fees	Distribution (12b-1) or Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Gross Total Annual Portfolio Operating Expenses	Contractual Fee Waivers and Reimbursements	Net Total Annual Portfolio Operating Expenses
Neuberger Berman AMT Sustainable Equity Portfolio — Class I	0.83%	0.00%	0.10%	0.00%	0.93%	0.00%	0.93%
Neuberger Berman AMT Mid Cap Intrinsic Portfolio — Class I	0.85%	0.00%	0.17%	0.00%	1.02%	0.00%	1.02%

For more information about these changes and about the portfolios in general, refer to the Neuberger Berman prospectuses.

The Annual Portfolio Operating Expenses table is updated as follows to add the following to the Credit Suisse Trust.

Credit Suisse Trust (“The Trust”) and Credit Suisse Asset Management LLC. (“Credit Suisse”) have entered into a contract limiting operating expenses to 1.05% for Class 1 shares of the portfolios average daily net assets through at least May 1, 2021. This limit excludes certain expenses, including interest charges on fund borrowings, taxes, brokerage commissions, dealer spreads and other transaction charges, expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, short sale dividends, and extraordinary expenses (e.g., litigation and indemnification and any other costs and expenses that may be approved by the Trust’s board of trustees (the “Board of Trustees”)). The Trust is authorized to reimburse Credit Suisse for management fees previously limited and/or for expenses previously paid by Credit Suisse, provided, however, that any reimbursements must be paid at a date not more than three years after the end of the fiscal year during which such fees were limited or expenses were paid by Credit Suisse and the reimbursements do not cause the portfolio to exceed the expense limitation in the contract at the time the fees were limited or expenses were paid. This contract may not be terminated before May 1, 2021.

For more information about this change and about the portfolio in general, refer to the Credit Suisse Trust prospectus.

A 05/20